UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549
FORM 8-K/A
(Amendment No. 1)
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): July 26, 2023
L3HARRIS TECHNOLOGIES, INC.

(Exact name of registrant as specified in its charter)

Delaware	1-3863	34-0276860

(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

1025 West NASA Boulevard
Melbourne,	Florida	32919
(Address of principal executive offices)		(Zip Code)
Registrant’s telephone number, including area code: (321) 727-9100

No change

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:
Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, par value $1.00 per share	LHX	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 or Rule 12b-2 of the Securities Exchange Act of 1934.

Emerging growth company	☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.
☐

Item 2.02 Results of Operations and Financial Condition.

Item 7.01 Regulation FD Disclosure.

On July 26, 2023, L3Harris Technologies, Inc. (“L3Harris”) released an Investor Letter, which was furnished as Exhibit 99.2 to the Current Report on Form 8-K filed with the U.S. Securities and Exchange Commission on July 26, 2023. L3Harris is filing this Amendment No. 1 on Form 8-K/A (this “Current Report”) solely for the purpose of providing Table 7 of the Investor Letter, corrected with respect to an inadvertent error in Non-GAAP EPS for the quarter ended July 1, 2022. The Non-GAAP EPS for the quarter ended July 1, 2022 should read $3.23. Non-GAAP EPS is a non-GAAP financial measure. Please refer to Table 7 of the Investor Letter furnished herewith for the definition and reconciliation of Non-GAAP EPS.

Table 7 of the Investor Letter is furnished herewith as Exhibit 99.1 and is incorporated herein by reference. The information contained in this Current Report, including Exhibit 99.1, shall not be deemed to be “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liabilities of that section and shall not be incorporated by reference into any filing under the Securities Act of 1933, as amended, or the Exchange Act, regardless of any general incorporation language in such a filing, except as shall be expressly set forth by specific reference.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits.
EXHIBIT INDEX
     The following exhibits are furnished herewith:

99.1	Table 7 of the Investor Letter, issued by L3Harris Technologies, Inc. on July 26, 2023 (furnished pursuant to Item 2.02 and Item 7.01).
104	Cover Page Interactive Data File formatted in Inline XBRL

SIGNATURE
     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

L3HARRIS TECHNOLOGIES, INC.
By:	/s/ Michelle L. Turner
	Name:	Michelle L. Turner
	Title:	Senior Vice President and Chief Financial Officer

Date: July 27, 2023